Quarterly Holdings Report
for
Fidelity® MSCI Utilities Index ETF
October 31, 2024
T11-NPRT1-1224
1.9584801.110

Schedule of Investments October 31, 2024 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ELECTRIC UTILITIES – 62.7%
Electric Utilities – 62.7%
ALLETE, Inc.		75,461	$4,822,713
Alliant Energy Corp.		334,974	20,098,440
American Electric Power Co., Inc.		688,714	68,010,507
Constellation Energy Corp.		411,871	108,305,598
Duke Energy Corp.		1,008,359	116,233,542
Edison International		502,702	41,422,645
Entergy Corp.		278,999	43,183,465
Evergy, Inc.		300,414	18,157,022
Eversource Energy		460,241	30,306,870
Exelon Corp.		1,306,589	51,348,948
FirstEnergy Corp.		714,348	29,881,177
Genie Energy Ltd. Class B		16,907	265,778
Hawaiian Electric Industries, Inc. (a)		214,134	2,199,156
IDACORP, Inc.		66,171	6,847,375
MGE Energy, Inc.		47,227	4,273,571
NextEra Energy, Inc.		2,684,361	212,735,609
NRG Energy, Inc.		272,386	24,623,694
OGE Energy Corp.		262,120	10,482,179
Oklo, Inc. (a)		39,915	896,491
Otter Tail Corp.		49,150	3,859,258
PG&E Corp.		2,652,700	53,637,594
Pinnacle West Capital Corp.		148,370	13,028,370
Portland General Electric Co.		134,463	6,373,546
PPL Corp.		963,900	31,384,584
Southern Co.		1,428,621	130,047,370
TXNM Energy, Inc.		112,167	4,883,751
Xcel Energy, Inc.		725,973	48,502,256
TOTAL ELECTRIC UTILITIES	1,085,811,509
GAS UTILITIES – 3.9%
Gas Utilities – 3.9%
Atmos Energy Corp.		197,130	27,357,701
Chesapeake Utilities Corp.		29,062	3,481,337
National Fuel Gas Co.		114,002	6,900,541
New Jersey Resources Corp.		128,985	5,919,122
Northwest Natural Holding Co.		49,821	1,937,539
ONE Gas, Inc.		74,039	5,276,759
Southwest Gas Holdings, Inc.		74,856	5,483,202
Spire, Inc.		75,570	4,825,900
UGI Corp.		273,588	6,541,489
TOTAL GAS UTILITIES	67,723,590
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 5.0%
Independent Power Producers & Energy Traders – 4.2%
AES Corp.		928,526	15,311,394
Vistra Corp.		453,976	56,728,841
			72,040,235
Renewable Electricity – 0.8%
Altus Power, Inc. (a)		94,207	324,072
Clearway Energy, Inc. Class A		45,342	1,207,911
Clearway Energy, Inc. Class C		108,046	3,066,346

		Shares	Value

Montauk Renewables, Inc. (a)		66,439	$367,408
NextEra Energy Partners LP		122,115	2,362,925
Ormat Technologies, Inc.		70,966	5,607,733
Sunnova Energy International, Inc. (a)		137,847	836,731
			13,773,126
TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS	85,813,361
MULTI-UTILITIES – 24.7%
Multi-Utilities – 24.7%
Ameren Corp.		348,419	30,350,779
Avista Corp.		102,163	3,829,069
Black Hills Corp.		89,946	5,323,904
CenterPoint Energy, Inc.		835,834	24,682,178
CMS Energy Corp.		390,184	27,160,708
Consolidated Edison, Inc.		451,851	45,944,210
Dominion Energy, Inc.		1,095,169	65,195,411
DTE Energy Co.		270,375	33,585,982
NiSource, Inc.		585,735	20,594,443
Northwestern Energy Group, Inc.		79,939	4,273,539
Public Service Enterprise Group, Inc.		650,771	58,185,435
Sempra		826,847	68,934,234
Unitil Corp.		21,188	1,226,573
WEC Energy Group, Inc.		412,639	39,419,404
TOTAL MULTI-UTILITIES	428,705,869
WATER UTILITIES – 3.5%
Water Utilities – 3.5%
American States Water Co.		48,597	4,007,309
American Water Works Co., Inc.		254,546	35,155,348
California Water Service Group		75,642	3,930,358
Essential Utilities, Inc.		339,575	13,107,595
Middlesex Water Co.		23,414	1,432,703
SJW Group		39,902	2,220,945
York Water Co.		18,704	657,820
TOTAL WATER UTILITIES	60,512,078
TOTAL COMMON STOCKS (Cost $1,616,130,201)			1,728,566,407

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Money Market Fund – 0.2%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.76% (b) (Cost $2,874,000)		2,874,000	$2,874,000
TOTAL INVESTMENT IN SECURITIES – 100.0% (Cost $1,619,004,201)	1,731,440,407
NET OTHER ASSETS (LIABILITIES) (c) – 0.0%	466,668
NET ASSETS – 100.0%	$1,731,907,075

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $150,500 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Utilities Select Sector Index Contracts (United States)	35	December 2024	$2,836,750	$28,807	$28,807
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
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Schedule of Investments (Unaudited)–continued
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
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The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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